UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 14, 2025
Date of Report (Date of earliest event reported)

Southside Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Texas	000-12247	75-1848732
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 S. Beckham Avenue,	Tyler,	TX	75701
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code: (903) 531-7111

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.25 par value	SBSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2025, Southside Bancshares, Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company's shareholders approved the Southside Bancshares, Inc. 2025 Incentive Plan (the “2025 Incentive Plan”). A total of 1,200,000 shares of the Company’s common stock are reserved and available for issuance pursuant to awards granted under the 2025 Incentive Plan. A description of the material terms of the 2025 Incentive Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 27, 2025 and is incorporated herein by reference. A copy of the 2025 Incentive Plan is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

A total of 25,037,448 shares of the Company's common stock were represented in person or by proxy at the Annual Meeting, or 82.33%, of the 30,409,265 shares outstanding as of the record date, March 19, 2025. The Company's shareholders voted on four proposals at the Annual Meeting, as set forth below.

Proposal 1 - Election of Directors
Shareholders approved the election of three directors to serve for three-year terms expiring at the 2028 Annual Meeting of Shareholders and one director to serve for a one-year term expiring at the 2026 Annual Meeting of Shareholders. Final results were as follows:
Term Expiring at the 2028 Annual Meeting:	For	Withheld	Broker Non-Votes
Shannon Dacus	19,359,699	749,780	4,927,969
Alton L. Frailey	19,821,590	287,889	4,927,969
Lee R. Gibson, CPA	19,873,069	236,410	4,927,969
Term Expiring at the 2026 Annual Meeting:
Michael J. Bosworth	19,980,670	128,809	4,927,969

Proposal 2 - Say-on-Pay Vote
Shareholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers, as described in the Company's proxy statement. Final results were as follows:
For	Against	Abstain	Broker Non-Votes
19,286,484	776,285	46,710	4,927,969

Proposal 3 - Approval of the 2025 Incentive Plan
Shareholders approved the 2025 Incentive Plan, as described in the Company's proxy statement. Final results were as follows:
For	Against	Abstain	Broker Non-Votes
18,426,392	1,563,164	119,923	4,927,969

Proposal 4 - Ratification of Appointment of Independent Registered Certified Public Accounting Firm
Shareholders ratified the appointment by the Company's Audit Committee of Ernst & Young LLP to serve as the Company's independent registered certified public accounting firm for the year ending December 31, 2025. Final results were as follows:
For	Against	Abstain	Broker Non-Votes
24,795,212	235,780	6,456	N/A

Item 9.01. Financial Statements and Exhibits.

(D)Exhibits.  The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Southside Bancshares, Inc. 2025 Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: May 19, 2025	By:	/s/ JULIE N. SHAMBURGER
Julie N. Shamburger, CPA
Chief Financial Officer
(Principal Financial Officer)